Glucotrack

Advancing Diabetes Management



Introducing Continuous Blood Glucose Monitoring

April 2026

IMPORTANT DISCLAIMERS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this presentation that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this presentation. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on March 30, 2026.

REDEFINING GLUCOSE MONITORING



CBGM

Continuous **Blood** Glucose Monitoring

- Implantable
- No Wearables
- Long-term Monitoring
- Direct Blood Sensing

Glucotrack

CBGM: ADVANCED MONITORING, EXPANDING MARKET

SOLUTION



Direct Blood Sensing

Fully Implantable

3-Year Longevity

No Wearables

MARKET

$13.4B[1]

Global CGM Market

~50%

of Patients Underserved

VALIDATION

First-in-human safety demonstrated

Feasibility study complete (OUS)

IDE process initiated

ISO 13485 certified

Reference: 1. Close Concerns 4Q24 Industry Roundup – April 13, 2026.

Glucotrack

AN EXPERIENCED TEAM



Paul V. Goode, PhD
President & CEO
- Glucose monitoring
- Implantable cardiac devices



Drinda Benjamin, MBA
VP, Marketing
- Glucose monitoring
- Insulin delivery



Sandie Martha, MS
VP, Clinical Operations
- Glucose monitoring
- Cardiology



Mark Tapsak, PhD
Chief Scientific Officer
- Glucose monitoring
- Implantable cardiac devices



JP Thrower, PhD
VP, Advanced Technologies
- Glucose monitoring
- Patient monitoring



Ted Williams
VP, Regulatory
- Glucose monitoring
- Cardiovascular gene therapy



Vincent Wong, MS
Chief Operating Officer
- Implantable stimulators
- implantable orthopedics

Abbott | dexcom | Medtronic | minimed | Senseonics. | GlySens.
Cardium Therapeutics | intuity medical | Guidant | Impulse Dynamics | Orchestra BioMed | Luminous Medical
Intersection Medical, Inc. | EndoStim | Collateral Therapeutics | tomz corporation | Cirtec Medical | mindray

DIABETES INNOVATION CAN'T WAIT

The growing burden is placing enormous strain on healthcare resources

2x higher risk
Heart disease or stroke

~40% develop
Chronic kidney disease

>25% spending
Linked to diabetes


1 in 10 adults
40 million Americans

References: CDC/National Center for Health Statistics, https://www.cdc.gov/diabetes/php/data-research/index.html; Accessed on April 14, 2026. 2. 2022 ADA Economic Costs of Diabetes in the U.S.

Glucotrack

CGM ADOPTION IS ACCELERATING

Yet More Than Half the Market Remains Untapped

$13.4B Global CGM Market (2025)

~50% of revenue generated in US

Q4 2025 revenue of **$3.6B**
+12% year over year

Since 1999, **CGM adoption** has **increased** dramatically, becoming the **standard of care** in many settings.



Diabetes Technology Quarterly Revenue (M)[1]
$6,000
$5,500
$4,500
$3,500
$2,500
$1,500
$1,000
$0
Total
Insulin Pumps
CGM
$3,555
1Q06
4Q06
3Q07
2Q08
1Q09
4Q09
3Q10
2Q11
1Q12
4Q12
3Q13
2Q14
1Q15
4Q15
3Q16
2Q17
1Q18
4Q18
3Q19
2Q20
1Q21
4Q21
3Q22
2Q23
1Q24
4Q24
3Q25

Despite rapid growth, ~50% of eligible patients still do not use CGM

Reference: Close Concerns 4Q25 Industry Roundup – April 13, 2026.

CGM FOCUS IS SHIFTING TO LOWER-RISK

Adoption is expanding beyond the highest-need populations


Diabetes Segments by Size & Penetration (M)[1]
Patients with daily monitoring needs & broad insurance coverage
Figure
0
1
2
3
4
5
2M
2.5M
3.5M
3.5M
25M
0
5
10
15
20
25
30
Type 1
Type 2 Insulin Intensive
Type 2 Basal
Type 2 Hypo Risk
Type 2 Non-Insulin
60%
53%
23%
4%
<5%
Market Penetration

CGM expansion is increasing, but high-needs patients remain underserved

Reference: 1. Third party analyst estimates.

CGM was a breakthrough, but…

THE TECHNOLOGY STILL HAS LIMITS

While CGM improved outcomes, adoption and long-term adherence fall below expectations



CGM Benefits

Continuous Monitoring

24/7 wearable sensor

Glucose trends

Actionable Insights

Shows direction and rate of glucose change

Established Standard

Broad clinical validation

Widely reimbursed

CGM Limitations

Wearable Burden

Adhesive irritates skin

Sensors fall off interfering with activity

Delayed Glucose Readings

Interstitial sensing can lag BG

Short Sensor Life

Frequent replacement and supply management

Prescriptions, refills, insurance re-authorizations

Glucotrack

WHAT PATIENTS WANT, BUT ARE STILL NOT GETTING

Unaddressed patient needs growing in importance


70%
60%
50%
40%
30%
20%
10%
0%
2018
2025
44%
57%
39%
40%
32%
40%
27%
28%
22%
31%
21%
37%
Longer sensor wear
Shorter sensor warmup time
Better accuracy
Smaller, thinner CGM sensor
Better sensor adhesive
Longer transmission distance

Reference: dQ&A Q1 2018 Market Research - Base CGM users (N=1,306); dQ&A Q3 2025 Market Research - Base CGM users (N=3,015).

The Glucotrack Solution:
A BREAKTHROUGH CBGM SYSTEM

A first-of-its-kind system that combines the best of **glucose monitoring** and **cardiac monitoring** technology in one device

Designed from **FDA-approved components** and **adopted techniques** to accelerate development and reduce regulatory risk


Axillary Vein
Insertion Point
Subcutaneous
Device Location

TRANSMITTER
similar to insertable loop monitors

SENSOR
similar to pacemaker leads

SENSOR CHEMISTRY
similar to wearable CGMs

CBGM
measures blood, no wearable
3-year longevity

CARDIOLOGY IMPLANT SPECIALISTS ALREADY SEE PATIENTS WITH DIABETES

DIABETES IS A CARDIOMETABOLIC DISEASE

Strongly associated with **Atherosclerotic Cardiovascular Disease (ASCVD), heart failure, and stroke**

Cardiologists increasingly involved in **diabetes management**

Many patients already have **established cardiology relationships**



Patients with Diabetes Seen by Specialist in Past 12 Months
50%
40%
30%
20%
10%
0%
38%
47%
Cardiologist
Endocrinologist

CARDIOLOGY IMPLANT SPECIALISTS

Experienced in **active implantable monitoring devices**

Routinely implant **ICMs, pacemakers, and defibrillators, ports**

Skilled in **minimally invasive procedures** and long-term device management



Nearly 4 in 10 diabetes patients already see a cardiologist.

Reference: Internal market research, T1D respondents (n=206; T2D respondents (n=600).

PUTTING RISK IN PERSPECTIVE

The real threat is uncontrolled diabetes

Implant complications are very low[1]

Glucotrack's CBGM is even less complex

- Simpler procedure
- Smaller lead
- Shorter entry

Severe Hypoglycemic Event (SHE) risk (≥1 in previous 12 months)[2], even with wearable CGM, far exceeds implantation risk

- Seizures
- Unconsciousness
- Even death


Implanting Risk (%)
40
30
20
10
0
0.4%
0.6%
1.0%
1.2%
1.3%
1.4%
Vascular Laceration
Thrombosis
Bleeding (Transfusion)
Bleeding/ Hematoma
Pocket Infection
Hematoma (Evacuation)


SHE Risk (%)
40
30
20
10
0
34.3%
18.5%
Non-CGM Users
CGM Users

References: 1. Kusumoto FM, Schoenfeld MH, Wilkoff BL, et al. 2017 HRS expert consensus statement on cardiovascular implantable electronic device lead management and extraction. Heart Rhythm. 2017;14(12). 2. Sherr, Jennifer L., et al. "Severe hypoglycemia and impaired awareness of hypoglycemia persist in people with type 1 diabetes despite use of diabetes technology: results from a cross-sectional survey." *Diabetes Care* 47.6 (2024): 941-947.

WHAT MAKES OUR CBGM DIFFERENT?



Implant once. Monitor for years.

Designed to deliver up to **3 years** of continuous monitoring with **blood-true accuracy** without no external wearables or daily upkeep.

LONGEVITY

One sensor.
Three years.

A leap forward from frequent sensor replacement.

DESIGN

No skin adhesive.
No bulky wearables.

Designed to minimize burden and integrate into everyday life.

ACCURACY

Blood-true sensing.
Real-time accuracy.

Supports confident daily decisions.

CGM FOCUS IS SHIFTING TO LOWER-RISK

Adoption is expanding beyond the highest-need populations



Diabetes Segments by Size & Penetration (M)[1]
Patients with daily monitoring needs & broad insurance coverage
5
4
3
2
1
0
2M
2.5M
3.5M
3.5M
25M
30
25
20
15
10
5
0
Type 1
Type 2 Insulin Intensive
Type 2 Basal
Type 2 Hypo Risk
Type 2 Non-Insulin
60%
53%
23%
4%
<5%
Market Penetration

CGM expansion is increasing, but high-needs patients remain underserved

Reference: 1. Third party analyst estimates.

Glucotrack

CBGM TARGETED POPULATIONS

Four targeted segments rely on CGM daily

~11.4M people

with **clinical** consensus and **broad coverage**

2017: **CMS coverage** of CGM for **T1D**

2021: **ADA** recommends CGM as **standard of care**

2023: **CMS coverage** of CGM for **T2D**

- intensive insulin therapy
- basal insulin
- risk of hypoglycemia

CGM expansion is increasing, but high-needs patients remain underserved

LARGE MARKET OPPORTUNITY FOR CBGM

According to research, ~1 in 4 TAM patients are willing to receive an implant


~3.2M target patients
11.4M patients rely on CGM daily

WHY CBGM MATTERS

Reduces CGM “tech burnout”

Patients frequently report fatigue from sensor replacement, adhesion issues, device charging, and troubleshooting.

Increases long-term adherence

Lower daily management burden may improve sustained monitoring for patients with complex care routines.

Improves confidence

Some CGM users report uncertainty during rapid glucose changes, leading to fingerstick confirmation or reliance on symptoms.

Reference: Data on file.

FIRST-IN-HUMAN STUDY DEMONSTRATES FEASIBILITY

Prototype implant demonstrated reliable continuous glucose monitoring

Study Overview

- 8 participants with T1D or T2D using intensive insulin
- Sensor lead implanted with prototype external electronics
- 36-hour continuous glucose monitoring including fasting state

Key Outcomes

- All primary and secondary endpoints met
- 99% data capture rate

36-hour glucose monitoring including FST 1; MARD=5.9%



400
350
300
250
200
150
100
50
0
Glucose (mg/dL)
0
6
12
18
24
30
36
Hours
CBGM Glucose
Blood Glucose

No serious device- or procedure-related adverse events

Reference: Abizaid A, Campos C, Latronico AC, et al. Early Feasibility Study to Evaluate an Intravascular Continuous Blood Glucose Monitor in Adults with Diabetes Mellitus. Poster presentation at the 18th International Conference on Advanced Technologies & Treatments for Diabetes, March 19-22, 2025, Amsterdam, The Netherlands.

EARLY DATA SHOW STRONG SENSOR ACCURACY

Performance vs reference blood glucose measurements

MARD
7.7%
across 122 matched glucose pairs

Continuous Measurements vs Reference



Measurement Glucose (mg/dL)
Reference (mg/dL)
Commercial CGM
CBGM
Perfect fit line

DTS Error Grid CBGM incl. Calibration Points



Measurement Glucose (mg/dL)
Reference (mg/dL)

91.6%
within green
Clarke/Parkes error grid zones

0%
in clinically significant error zones

No serious device- or procedure-related adverse events

Reference: Tapsak MA, Abizaid A, Campos C, et al. Early Feasibility Study to Evaluate an Intravascular Continuous Blood Glucose Monitor in Adults with Diabetes Mellitus. Poster presentation at the 85th Scientific Sessions, American Diabetes Association, June 20-23, 2025, Chicago, IL.

CLINICAL AND REGULATORY TIMELINE

Leveraging proven regulatory strategies – DeNovo 510k Pathway


US Pilot IDE approval
2026
US Pilot IDE begins
US Pivotal submission
2027
US Pilot IDE 1-Year Data
US Pivotal begins
2028
US Pivotal enrollment complete
FDA DeNovo 510k submission (1-year data)
2029
US Pivotal 1 year completion
FDA Approval Market Launch
APPROVED
FDA
APPROVED

Glucotrack

ENGINEERED FOR WHAT PATIENTS WANT
(and Wearable CGMs Can't Deliver)

- **Unsurpassed longevity**
  Placed once every 3 years
  20-minute outpatient procedure
- **Wearable-free comfort**
  Fully implantable design
  No on-body devices
- **Real-time blood glucose readings**
  Uses blood-true sensing
  Greater accuracy and trust
- **Simplified access and management**
  Eliminates routine reordering
  No ongoing pre-authorizations



Glucotrack

POISED FOR IMPACT. POSITIONED FOR GROWTH.

Glucotrack is pioneering a fully implantable, long-term **CBGM** designed to overcome the limitations of wearable CGMs



ADOPTION

Unlock **adoption** among the **>50% of patients** not using CGM today

MOMENTUM

Capitalize on strong diabetes market growth driven by **escalating** disease cost and burden

CONVERSION

Convert CGM users and non-users **seeking** a **better monitoring** experience

SCALE

Expand through **regulatory alignment**, **reimbursement access**, and **commercialization**

Glucotrack

Thank You